COLUMBIA REAL ESTATE EQUITY FUND II AND HIGH QUALITY BOND FUND
Galaxy VIP III Funds

SEMI-ANNUAL REPORT
June 30, 2002

[LOGO OMITTED - GALAXY FUNDS]

CHAIRMAN'S MESSAGE

Dear Variable Annuity Policyholder:

      Enclosed is the semi-annual report for The Galaxy VIP Fund for the six months ended June 30, 2002. The report includes a Market Overview that discusses the different economic and market factors that may have affected your investment returns during this time. Following the Market Overview are individual portfolio reviews that describe how Fleet Investment Advisors Inc. ("FIA") and Columbia Management Co. ("Columbia Management") managed the portfolios in this climate. Financial statements and a list of individual portfolio holdings for each Fund as of June 30, 2002 appear at the end of the report.
      During the reporting period, any good news about the economy was overshadowed by concerns on several fronts. In addition to disappointments in corporate earnings, investors became increasingly concerned about the spread of corporate accounting fraud. Continued political uncertainty in the wake of the September 11 terrorist attacks, along with increased fighting in the Middle East, further undermined investor confidence. Stock prices fell sharply in this environment, particularly issues of larger, growth-oriented firms. With increased uncertainty over the direction of interest rates, bond prices became more volatile but ended the six-month reporting period about where they began.
      The investment climate of the last six months has again demonstrated how important diversification is to the financial goals of individual investors. In diversified portfolios, the outperformance by some asset classes may help offset an underperformance by other asset classes. Within asset classes, investors may also benefit by diversifying among different market sectors.
      As you may be aware, FleetBoston Financial Corporation ("FleetBoston") recently completed its acquisition of the asset management business of Liberty Financial Companies, Inc. ("Liberty"). In its effort to combine the best aspects of FleetBoston's and Liberty's asset management organizations, FleetBoston has renamed its asset management business Columbia Management Group, Inc. ("Columbia"). Columbia and its affiliated companies are responsible for overseeing the investment of $170 billion in assets and rank among the top 20 mutual fund managers in the United States based on assets under management. Galaxy shareholders now have the benefits associated with an organization of Columbia's size and breadth - including expanded investment management, research and other capabilities.
      In addition to the Galaxy Family of Funds, Columbia offers a broad range of financial services. Your financial advisor can help you determine which of these services might meet your specific investment needs and help you achieve your financial goals.
      If you have questions about the information in this report, or would like more information on any of the Galaxy Funds, please contact the Galaxy Information Center toll-free at 1-800-345-6611 or visit us at www.galaxyfunds.com. You may also consult your financial advisor.

Sincerely,

/S/ DWIGHT E. VICKS, JR.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees
The Galaxy VIP Fund

[BEGIN SIDEBAR]
MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS
O ARE NOT FDIC INSURED
O ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK
O ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
  AMOUNT INVESTED
[END SIDEBAR]

MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.
      In the first half of 2002, there were many signs that an economic recovery was on the way. Investors focused, however, on concerns about corporate earnings, new revelations of accounting fraud, the U.S. war on terrorism and renewed fighting in the Middle East. After gaining ground early in the six-month reporting period, stock prices fell sharply as these concerns intensified in the months that followed. With the potential for stronger growth, the Federal Reserve Board (the "Fed") put further cuts in interest rates on hold in the first quarter of 2002 - causing bond prices to decline. Bond prices then rose in the second quarter, when weakness in stock prices suggested that the recovery and higher interest rates would be delayed. As a result, bond prices ended the reporting period near where they began.
      For the six months ended June 30, 2002, stocks of larger firms represented in the Standard & Poor's(R) 500 Composite Stock Price Index (the "S&P(R) 500 Index") had a total return of -13.15%. During the same time, stocks of smaller firms represented in the Russell 2000 Index (the "Russell 2000") posted a total return of -4.70%, and the Lehman Brothers Government/Credit Bond Index delivered a total return of 3.26%.
      As in previous periods of market turmoil, equity and fixed income portfolios in the Galaxy VIP Funds benefited from a broadly diversified mix of investments with strong credit quality. As always, we sought to make the most of new investment opportunities that became available during times of increased market volatility.

AN ECONOMIC RECOVERY ON HOLD
      In the first quarter of 2002, when the reporting period began, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved at an annualized rate of 5.0%. The rate of growth was significantly stronger than most analysts had expected and represented a vast improvement over rates for the third and fourth quarters of 2001 - which were -0.3% and 2.7%, respectively. Continued strength in consumer spending, along with government spending and the rebuilding of inventories by businesses, accounted for most of the upturn in growth.
      Although the surge in growth was felt to be temporary, it provided a solid foundation for economic recovery. With a recovery on the horizon, the Fed signaled in March that it was adopting a neutral monetary policy that would shelve further cuts in interest rates. Despite an annual rate of inflation near 1.5%, investors worried that faster growth would eventually push both inflation and interest rates higher. Bond prices declined in this climate, and yields rose. By the end of 2002's first quarter, the yield for 30-year Treasury bonds had increased from 5.50% to 5.82%. After declining in January and February, stock prices moved sharply higher in March to end the first quarter near where they began.
      Investor sentiment soon deteriorated, however, as first quarter earnings fell short of expectations and additional companies announced serious accounting problems. Of further concern were the long-term economic and political impact of the U.S. war on terrorism and heightened tensions in the Middle East. Although inflation and interest rates remained low, the unemployment rate increased from 5.6% in the first quarter to 5.9% in the second quarter. At the same time, there were signs of waning support by consumers - who have played the leading role in propping up the economy - and GDP growth slowed to an estimated rate of 1.1%. Stock prices fell sharply in response, posting the worst quarterly results in many years. With signs that a full-blown recovery and higher interest rates would be delayed, and many investors shifting assets into fixed income sectors, bond prices rose. By the end of the second quarter, the yield for 30-year Treasury bonds stood at 5.53%.

EMPHASIS ON QUALITY AND DIVERSITY
      Throughout the six-month period, the large-cap and growth sectors of the stock market significantly underperformed value-oriented stocks and issues of small- and mid-cap firms. Besides suffering damage from prices that remained high versus generally lackluster levels of earnings, the large-cap and growth sectors tended to bear the brunt of investor concerns about corporate accounting practices.
      In this unsettled economic and market climate, our ongoing attention to sector diversity, strong credit quality, and reasonable valuations

[BEGIN SIDEBAR]
"AS IN PREVIOUS PERIODS OF MARKET TURMOIL, EQUITY AND FIXED INCOME PORTFOLIOS IN
  THE GALAXY VIP FUNDS BENEFITED FROM A BROADLY DIVERSIFIED MIX OF INVESTMENTS WITH STRONG CREDIT QUALITY."
[END SIDEBAR]
helped to buffer equity portfolios in the Galaxy VIP Funds from the steep decline in stock prices. A focus on core fundamentals helped us pick individual issues that, in many cases, strongly outperformed their industry sectors. In many portfolios, we added issues from economically sensitive industries - believing that these holdings will benefit returns as the economic outlook improves. Throughout the portfolios, we reduced exposure to companies whose financial reporting practices raised concerns among investors.

      In the fixed income markets, corporate bonds outperformed with a brightening economic outlook in the first quarter, then underperformed as worries about the integrity of U.S. corporations and the quality of their earnings reports came under intense scrutiny in the second quarter. Within the corporate sector, higher quality issues (with credit ratings of AA or AAA) outperformed lower quality issues for the reporting period as a whole. Besides an added vulnerability to uncertainty about the timing and strength of a rebound in company earnings, lower quality issues were more sensitive to concerns about corporate accounting practices. Because stable and rising interest rates tend to discourage consumers from prepaying home loans or paying down credit card debt, mortgage-backed and asset-backed securities also outperformed during the reporting period. Debt of foreign firms enjoyed a relative outperformance as well.
      During the six-month period, we increased investments in the corporate, mortgage-backed and asset-backed sectors. We also added positions in the debt of foreign issuers. With a possibility that the Fed could raise interest rates by the end of 2002, we gave greater attention to issues with shorter maturities.

RECOVERY WATCH
      With improvement in retail sales and a pickup in the long-suffering manufacturing sector, it seems clear that an economic recovery is at hand. Less clear is the timing of the recovery or its strength. The recent improvements we've seen may be more the result of companies rebuilding depleted inventories than solid gains in actual demand, which will require increases in business confidence and capital spending. At the same time, consumer sentiment is lower now than at the beginning of the year and the labor market remains soft - underscoring the tentative nature of this recovery. Healthy growth in second quarter GDP would support expectations that a recovery is underway, especially if it represents stronger domestic demand rather than simply a rebuilding of inventories.
      Because the Fed does not want to stall the economic progress made so far, we think it is unlikely to raise short-term rates before the fourth quarter of 2002. Further, we believe that any rate hikes after that time will be gradual. While bond yields may experience near-term volatility, as inflation expectations adjust to strong growth and investors react to further swings in stock prices, we expect long-term bond yields to range between 5.25% and 6.00% for the rest of the year.
      Despite the high valuations still in place for many stocks, stock prices are significantly more attractive than when the reporting period began. This is particularly true for growth stocks and issues of larger firms. A clear recovery in corporate earnings could help offset lingering concerns about corporate accounting problems, as well as other market worries, and set the stage for a sustained rebound in equity prices.

[BEGIN SIDEBAR]
"WITH IMPROVEMENT IN RETAIL SALES AND A PICKUP IN THE LONG-SUFFERING
  MANUFACTURING SECTOR, IT SEEMS CLEAR THAT AN ECONOMIC RECOVERY IS AT HAND." [END SIDEBAR]

PERFORMANCE AT-A-GLANCE


GALAXY VIP FUNDS PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

AS OF JUNE 30, 2002                6 MONTHS*    1 YEAR    5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II
(INCEPTION DATE 3/3/98)              11.52       10.50       N/A         6.27
--------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 1/21/93)              3.09        8.04      7.08         6.44
--------------------------------------------------------------------------------

*     Not Annualized


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF ANY TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR AND ADMINISTRATOR ARE PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - DAVID W. JELLISON]

DAVID W. JELLISON HAS MANAGED THE GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II SINCE ITS INCEPTION IN MARCH 1998. A VICE PRESIDENT WITH COLUMBIA MANAGEMENT, HE HAS SERVED AS A FINANCIAL ANALYST AND PORTFOLIO MANAGER THERE SINCE 1992.
[END SIDEBAR]
GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II

DAVID W. JELLISON
PORTFOLIO MANAGER
      The Galaxy VIP Columbia Real Estate Equity Fund II seeks, with equal emphasis, capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts ("REITs").
      Stability, a lack of controversy compared to other sectors, and high dividend yields helped REITs continue their strong performance in the first half of 2002. Although an underweighting in the better-performing lodging sector and an overweighting in the weaker office sector detracted from the Fund's returns, the Fund benefited from large investments in the outperforming retail sector.
      For the six months ended June 30, 2002, the National Association of Real Estate Investment Trusts Index (the "NAREIT Index") had a total return of 13.68%, while the Galaxy VIP Columbia Real Estate Equity Fund II returned 11.52%. During the reporting period, the S&P(R) 500 Index had a total return of -13.15% and the average of the real estate funds tracked by Lipper had a total return of 12.17%.

PRESSURE ON OCCUPANCIES, RENTS
      Retail and industrial REITs, along with those in the lodging sector, outperformed as low earnings multiples relative to other REITs combined with improving fundamentals. These improvements included higher leasing activity in the retail sector and rising manufacturing activity in the industrial sector. A large weighting in retail REITs contributed greatly to the Fund's performance.
      Although the Fund's underweighting in lodging REITs negatively impacted performance early in the period, it should be a benefit going forward. The slow economic recovery has recently damaged stocks in the lodging sector and reduced earnings expectations.
      An overweighting in the disappointing office sector also contributed to the Fund's underperformance for the reporting period. The postponement of an economic recovery has delayed an anticipated rebound in office demand. With further reductions in earnings estimates likely for the office sector, we have trimmed the Fund's exposure, despite the attractive valuations that are now available.

A FAVORABLE CLIMATE FOR REITS
      Reductions in earnings estimates for REITs often lag cuts in earnings estimates for the broader market. With downward pressure on occupancies and rents from the recent recession, 2002 earnings estimates for REITs have fallen. However, a low level of new supply - combined with fiscal and monetary policies aimed at a healthy economic environment - bode well for improved earnings growth for REITs in 2003. REITs should also benefit from valuations that remain attractive versus stocks. As always, we will focus the Fund's investments on REITs with strong, experienced management teams that demonstrate the best prospects for sustaining future earnings growth.

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REAL ESTATE                                     88%
BASIC MATERIALS                                 10%
OTHER COMMON STOCKS, INVESTMENT
COMPANY & NET OTHER ASSETS AND LIABILITIES       2%

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                                                 VIP Columbia Real
              NAREIT INDEX   S&P(R) 500 Index  Estate Equity Fund II

03/03/98          10000            10000              10000
12/31/98           8482            11864               9043
06/30/99           8887            13331               9442
12/31/99           8090            14359               8669
06/30/00           9156            14298               9875
12/31/00          10168            13053              11168
06/30/01          11825            12179              11775
12/31/01          11584            11502              11666
06/30/02          13169             9990              13010

*SINCE INCEPTION ON 3/3/98. THE NAREIT INDEX IS AN UNMANAGED INDEX, IN WHICH
 INVESTORS CANNOT INVEST, OF ALL TAX QUALIFIED REITS LISTED ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE AND THE NASDAQ, WHICH HAVE 75% OR MORE OF THEIR GROSS INVESTED BOOK ASSETS INVESTED DIRECTLY OR INDIRECTLY IN THE EQUITY OWNERSHIP OF REAL ESTATE. ONLY COMMON SHARES ISSUED BY A REIT ARE INCLUDED IN THIS MARKET WEIGHTED INDEX, WHICH INCLUDES DIVIDENDS IN THE MONTH BASED UPON THEIR PAYMENT DATE. RESULTS FOR THE NAREIT INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. THE S&P(R) 500 INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - MARIE SCHOFIELD]

MARIE SCHOFIELD HAS MANAGED THE GALAXY VIP HIGH QUALITY BOND FUND SINCE MARCH 1996. SHE HAS MANAGED FIXED INCOME ASSETS SINCE 1975.
[END SIDEBAR]
GALAXY VIP HIGH QUALITY
BOND FUND

MARIE SCHOFIELD
PORTFOLIO MANAGER
      The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with prudent risk of capital. The Fund invests primarily in U.S. government securities and corporate issues rated in the four highest rating categories by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Ratings Group ("S&P") or unrated issuers of comparable quality. At least 65% of the Fund's total assets are invested in issues rated in the two highest rating categories or unrated issues of comparable quality.
      At a time when high quality corporate bonds and mortgage-backed securities outperformed government issues, the Fund benefited from significant increases in these sectors. Of further help were additions of foreign debt and asset-backed securities. These areas of emphasis helped the Fund earn a total return of 3.09% for the six months ended June 30, 2002. That compares to a total return of 3.26% for the Lehman Brothers Government/Credit Bond Index and a total return of 2.77% for the average of the A-rated corporate bond funds tracked by Lipper over the same period. On June 30, 2002, the Fund had a 30-day SEC yield of 4.26%.

LARGE INCREASE IN CORPORATE ISSUES
      We had begun to increase investments in high quality corporate bonds early in 2001, long before the six-month reporting period began, as the Fed began cutting interest rates to bolster a weakening economy. Initially, we bought corporates that tend to be less sensitive to economic fluctuations. As further rate cuts increased the potential for an economic recovery, we added more cyclical investments - such as debt from the industrial and basic industry sectors.
      We continued to add high quality corporate bonds from a range of cyclical sectors throughout the reporting period, which proved a significant benefit to Fund returns. In addition, we made modest initial investments in corporates with credit quality in the mid- to lower-investment grade range (rated "A" and "BBB"), due to the attractive prices that became available for these securities. We expect these lower-quality positions to remain small until we gain confidence that a solid economic recovery is fully underway.
      Fund returns were further enhanced by additions of mortgage-backed and asset-backed securities, which performed well versus government securities as stable interest rates slowed home loan prepayments and the payoff of credit card debt. We also increased commitments to dollar-denominated instruments issued outside the U.S., which enjoyed good relative performance as well.

AN INCREASE IN SHORTER MATURITIES
      Expecting the Fed to maintain a neutral monetary policy, we began to shorten our overall maturity and duration positioning. Additions of short- to intermediate-term maturities should help to minimize the effect of any decline in bond prices on Fund returns once higher interest rates are in the forecast. The yield that we lost in this shift has been offset by the attractive yields from our purchases in the mortgage sector. With rates stable or rising, mortgage-backed securities should continue to outperform. We expect, therefore, to make further purchases in this sector.
      If concerns about an expanding federal budget deficit or higher inflation put added pressure on long-term bonds, we plan to further reduce our duration positioning - as well as the Fund's commitment to Treasuries. We may also take advantage of additional opportunities in corporate bonds, especially issues that can benefit the most from an economic recovery.

GALAXY VIP HIGH QUALITY BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS               46%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS  19%
MORTGAGE-BACKED SECURITIES              14%
FOREIGN BONDS                            9%
ASSET-BACKED SECURITIES                  7%
REPURCHASE AGREEMENT & NET
OTHER ASSETS AND LIABILITIES             5%

GALAXY VIP HIGH QUALITY BOND FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               LEHMAN BROHTERS
              GOVERNMENT/CREDIT     GALAXY VIP HIGH
                  BOND INDEX       QUALITY BOND FUND

01/21/93             10000              10000
12/31/93             10604              10867
12/31/94              9984              10486
12/31/95             12294              12094
12/31/96             12443              12487
12/31/97             13657              13656
12/31/98             14950              14981
12/31/99             14629              14415
12/31/00             16920              16271
12/31/01             18359              17487
06/30/02             18958              18027

*SINCE INCEPTION ON 1/21/93. THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX,
 IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF U.S. TREASURY OBLIGATIONS AND THE DEBT OF U.S. GOVERNMENT AGENCIES AS WELL AS ALL PUBLICLY ISSUED, FIXED RATE, NON-CONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED AND SEC-REGISTERED CORPORATE DEBT. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY VIP FUND INFORMATION

[BEGIN SIDEBAR]
            TRUSTEES
     AND EXECUTIVE OFFICERS
      Dwight E. Vicks, Jr.
      CHAIRMAN AND TRUSTEE

         John T. O'Neill
      PRESIDENT, TREASURER
           AND TRUSTEE

        Louis DeThomasis,
          F.S.C., Ph.D.
             TRUSTEE

        Kenneth A. Froot
             TRUSTEE

          James M. Seed
             TRUSTEE

        Donald B. Miller
        EMERITUS TRUSTEE

       Bradford S. Wellman
        EMERITUS TRUSTEE

        William Greilich
         VICE PRESIDENT

            W. Bruce
         McConnel, Esq.
            SECRETARY

       INVESTMENT ADVISORS
        Fleet Investment
          Advisors Inc.
       100 Federal Street
        Boston, MA 02110

     Columbia Management Co.
     1300 S.W. Sixth Avenue
          P.O. Box 1530
     Portland, OR 97207-1350

           DISTRIBUTOR
     PFPC Distributors, Inc.
       3200 Horizon Drive
    King of Prussia, PA 19406

          ADMINISTRATOR
            PFPC Inc.
       4400 Computer Drive
   Westborough, MA 01581-5108

      INDEPENDENT AUDITORS
        Ernst & Young LLP
      200 Clarendon Street
        Boston, MA 02116

          LEGAL COUNSEL
    Drinker Biddle & Reath LLP
        One Logan Square
     18th and Cherry Streets
   Philadelphia, PA 19103-6996
[END SIDEBAR]


This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund, which contains more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., COLUMBIA MANAGEMENT CO., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                         [LOGO OMITTED - RECYCLE LOGO]
                   This report was printed on recycled paper.

COLUMBIA REAL ESTATE EQUITY FUND II

PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


  SHARES                                               VALUE
 --------                                             -------

COMMON STOCKS - 98.07%


                REAL ESTATE - 88.11%

        875     Alexandria Real Estate
                Equities, Inc. ..................  $      43,172
        800     AMB Property Corp................         24,800
        900     Apartment Investment &
                Management Co....................         44,280
      1,250     Archstone-Smith Trust............         33,375
        800     AvalonBay Communities, Inc.......         37,360
        925     Boston Properties, Inc...........         36,954
        675     Camden Property Trust............         24,995
      1,325     CarrAmerica Realty Corp..........         40,876
        700     CBL & Associates Properties, Inc.         28,350
        275     CenterPoint Properties Corp......         15,953
        600     Chelsea Property Group, Inc......         20,070
      2,700     Cousins Properties, Inc..........         66,852
      2,521     Equity Office Properties Trust...         75,882
      1,000     Equity Residential Properties Trust       28,750
      1,500     General Growth Properties, Inc...         76,500
      2,200     Host Marriott Corp...............         24,860
      2,200     iStar Financial, Inc.............         62,700
        862     Kimco Realty Corp................         28,868
        475     Liberty Property Trust...........         16,625
        475     Pan Pacific Retail Properties, Inc.       16,235
        525     Prentiss Properties Trust........         16,669
      2,665     ProLogis Trust...................         69,290
        975     Public Storage, Inc..............         36,173
      1,525     Reckson Associates Realty Corp...         37,973
      1,850     Simon Property Group, Inc........         68,154
        900     St. Joe (The) Co.................         27,018
      3,025     Trizec Properties, Inc...........         51,002
      1,600     United Dominion Realty Trust, Inc.        25,200
      1,500     Vornado Realty Trust.............         69,300
                                                   -------------
                                                       1,148,236
                                                   -------------

                BASIC MATERIALS - 9.65%

        500     Bowater, Inc.....................         27,185
        900     International Paper Co...........         39,222
      1,309     Plum Creek Timber Co., Inc.......         40,186
        300     Weyerhaeuser Co..................         19,155
                                                   -------------
                                                         125,748
                                                   -------------

                CONSUMER CYCLICAL - 0.31%

        125     Starwood Hotels & Resorts
                Worldwide, Inc...................          4,111
                                                   -------------
                TOTAL COMMON STOCKS .............      1,278,095
                                                   -------------
                (Cost $1,107,112)

  SHARES                                               VALUE
 --------                                             -------

INVESTMENT COMPANY - 2.55%

     33,268     J.P. Morgan U.S. Government Money
                Market Fund......................  $      33,268
                                                   -------------
                TOTAL INVESTMENT COMPANY ........         33,268
                                                   -------------
                (Cost $33,268)
TOTAL INVESTMENTS - 100.62%......................      1,311,363
                                                   -------------
(Cost $1,140,380)
NET OTHER ASSETS AND LIABILITIES  - (0.62)%......         (8,115)
                                                   -------------
NET ASSETS - 100.00%.............................  $   1,303,248
                                                   =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

CORPORATE NOTES AND BONDS - 46.16%


                FINANCE - 17.74%

 $  145,000     American Express Co.
                6.88%, 11/01/05..................  $     157,002
    100,000     Bank of America Corp.
                Subordinated Note
                7.80%, 02/15/10..................        112,067
    150,000     Bank of New York Co., Inc.
                Subordinated Note
                6.63%, 06/15/03..................        155,871
     50,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................         56,808
    100,000     Boeing Capital Corp., Senior Note
                5.75%, 02/15/07..................        103,873
    125,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..................        139,560
    175,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..................        188,270
    100,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..................        109,020
    150,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................        160,464
     75,000     First Union National Bank
                Subordinated Note, Bank Note
                7.80%, 08/18/10..................         84,076
    120,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................        126,074
     75,000     General Electric Capital Corp.
                Series A, MTN
                7.25%, 05/03/04..................         80,454
    125,000     General Electric Capital Corp.
                Series A, MTN
                6.80%, 11/01/05..................        134,964
    100,000     General Electric Capital Corp.
                Series A, MTN
                6.75%, 03/15/32..................         98,538
     50,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................         53,324
    150,000     General Motors Acceptance Corp.
                6.75%, 01/15/06..................        155,853
     50,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................         51,131
     50,000     Household Finance Corp.
                7.00%, 05/15/12..................         49,805
    100,000     Marsh & McLennan Cos., Inc.
                6.25%, 03/15/12 (B)..............        103,932
    100,000     Mellon Bank, N.A., Subordinated Note
                Bank Note
                7.63%, 09/15/07..................        113,052
     50,000     Mellon Funding Corp.
                6.00%, 03/01/04..................         52,371
    150,000     Merrill Lynch & Co., Inc.,
                Series B, MTN
                6.13%, 05/16/06..................        156,445
    100,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.75%, 02/01/11..................        103,819

 PAR VALUE                                             VALUE
-----------                                           -------

                FINANCE  (CONTINUED)

 $   80,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..................  $      83,442
    110,000     National City Corp.,
                Subordinated Note
                5.75%, 02/01/09..................        111,202
    125,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                7.25%, 09/15/06..................        137,169
    100,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                6.38%, 04/01/11..................        104,143
    150,000     U.S. Bank, N.A. Minnesota, Bank Note
                5.63%, 11/30/05..................        156,044
    100,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................        109,819
    100,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45%, 02/01/11..................        104,690
                                                   -------------
                                                       3,353,282
                                                   -------------

                INDUSTRIAL - 7.12%

    200,000     3M Co., Debenture
                6.38%, 02/15/28..................        192,041
     50,000     Bemis Co., Inc.
                6.50%, 08/15/08..................         53,042
     50,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..................         53,497
    150,000     Burlington Northern Santa Fe Corp.
                Debenture
                7.00%, 12/15/25..................        153,396
    155,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................        158,308
     75,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..................         77,949
    125,000     Unilever NV, Series F, MTN
                6.63%, 04/15/28..................        123,840
    325,000     United Parcel Service, Inc.,
                Debenture
                8.38%, 04/01/30 (A)..............        397,474
    130,000     United Technologies Corp.
                6.35%, 03/01/11..................        136,896
                                                   -------------
                                                       1,346,443
                                                   -------------

                CONSUMER STAPLES - 5.19%

    100,000     Anheuser-Busch Cos., Inc., Debenture
                7.55%, 10/01/30..................        115,285
    130,000     Coca-Cola Co.
                5.75%, 03/15/11..................        132,166
    100,000     Coca-Cola Enterprises, Inc.,
                Debenture
                6.75%, 09/15/28..................        101,282
    100,000     ConAgra Foods, Inc.
                6.75%, 09/15/11..................        105,702
    150,000     Gillette Co.
                4.00%, 06/30/05 (B)..............        151,563
     40,000     Johnson & Johnson, Debenture
                6.95%, 09/01/29..................         43,717


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

                CONSUMER STAPLES (CONTINUED)

 $   25,000     Kellogg Co., Series B
                6.00%, 04/01/06..................  $      26,149
    100,000     Pharmacia Corp., Debenture
                6.60%, 12/01/28..................        101,819
    100,000     Sara Lee Corp.
                6.25%, 09/15/11..................        103,704
    100,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................        100,181
                                                   -------------
                                                         981,568
                                                   -------------

                COMMUNICATIONS - 4.87%

     50,000     Ameritech Capital Funding Corp.
                6.55%, 01/15/28..................         47,424
    100,000     AOL Time Warner, Inc.
                6.88%, 05/01/12..................         92,384
     40,000     AT&T Corp., Senior Note
                8.00%, 11/15/31 (B)..............         31,485
     75,000     Comcast Cable Communications, Inc.
                Senior Note
                6.88%, 06/15/09..................         69,890
    125,000     Cox Communications, Inc.
                7.75%, 11/01/10..................        119,070
    100,000     Disney (Walt) Co.
                7.30%, 02/08/05..................        107,095
    100,000     Gannett Co., Inc.
                5.50%, 04/01/07..................        102,949
    100,000     Gannett Co., Inc.
                6.38%, 04/01/12..................        103,804
    100,000     SBC Communications, Inc.
                5.75%, 05/02/06..................        103,422
     25,000     SBC Communications, Inc.
                5.88%, 02/01/12..................         25,017
    120,000     Verizon New England, Inc.,
                Senior Note
                6.50%, 09/15/11..................        117,592
                                                   -------------
                                                         920,132
                                                   -------------

                ENERGY - 2.67%

    100,000     Anadarko Finance Co., Series B
                6.75%, 05/01/11..................        104,813
     65,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..................         66,632
    100,000     Devon Energy Corp., Debenture
                7.95%, 04/15/32..................        107,890
    140,000     Occidental Petroleum Corp.,
                Senior Note
                6.50%, 04/01/05..................        147,676
     75,000     Texaco Capital, Inc.
                5.50%, 01/15/09..................         76,579
                                                   -------------
                                                         503,590
                                                   -------------

                UTILITIES - 2.49%

     50,000     Consolidated Edison Co. of
                New York, Inc.
                Series B, Debenture
                7.15%, 12/01/09..................         54,734

 PAR VALUE                                             VALUE
-----------                                           -------

                UTILITIES (CONTINUED)

 $  100,000     Florida Power & Light Co.
                First Mortgage
                6.88%, 12/01/05..................  $     106,771
     50,000     Monongahela Power Co.
                First Mortgage
                5.00%, 10/01/06..................         49,455
    150,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................        157,532
    100,000     Virginia Electric & Power
                Series A, Senior Note
                5.38%, 02/01/07..................        101,445
                                                   -------------
                                                         469,937
                                                   -------------

                CONSUMER CYCLICAL - 2.43%

    225,000     Ford Motor Co.
                7.45%, 07/16/31..................        210,033
    120,000     Home Depot, Inc., Senior Note
                5.38%, 04/01/06..................        124,510
    125,000     Target Corp., Debenture
                6.65%, 08/01/28..................        125,531
                                                   -------------
                                                         460,074
                                                   -------------

                TECHNOLOGY - 1.63%

    200,000     IBM Corp.
                4.88%, 10/01/06..................        202,123
    100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................        105,699
                                                   -------------
                                                         307,822
                                                   -------------

                BASIC MATERIALS - 1.19%

    125,000     Alcoa, Inc.
                7.25%, 08/01/05..................        136,996
     80,000     International Paper Co.
                8.13%, 07/08/05..................         88,031
                                                   -------------
                                                         225,027
                                                   -------------

                HIGHER EDUCATION - 0.83%

    150,000     Stanford University, Debenture
                6.88%, 02/01/24..................        157,451
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      8,725,326
                                                   -------------
                (Cost $8,450,612)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.63%


                U.S. TREASURY NOTES - 5.72%

    475,000     3.25%, 12/31/03..................        480,539
    220,000     5.25%, 05/15/04..................        230,009
    160,000     5.88%, 11/15/04..................        170,100
    200,000     4.88%, 02/15/12..................        200,813
                                                   -------------
                                                       1,081,461
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.71%

 $  250,000     3.80%, 12/20/04..................  $     252,903
    125,000     6.00%, 12/15/05..................        133,582
    200,000     5.50%, 02/15/06..................        210,149
    250,000     7.13%, 03/15/07..................        279,373
    200,000     5.50%, 03/15/11..................        203,236
                                                   -------------
                                                       1,079,243
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.17%

    100,000     5.75%, 07/15/03..................        103,731
    150,000     6.25%, 07/15/04..................        159,650
    200,000     6.63%, 09/15/09..................        219,689
    365,000     6.75%, 03/15/31..................        393,529
    100,000     6.25%, 07/15/32 , MTN............        100,880
                                                   -------------
                                                         977,479
                                                   -------------

                U.S. TREASURY BONDS - 1.77%

     65,000     9.13%, 05/15/18..................         89,858
    115,000     8.00%, 11/15/21..................        147,128
    100,000     5.38%, 02/15/31..................         97,953
                                                   -------------
                                                         334,939
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 1.26%

    100,000     A.I.D. Israel, Series 8-D
                6.75%, 08/15/04..................        106,317
    125,000     Private Export Funding Corp.,
                Series M
                5.34%, 03/15/06..................        130,714
                                                   -------------
                                                         237,031
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................      3,710,153
                                                   -------------
                (Cost $3,577,758)

MORTGAGE-BACKED SECURITIES - 13.71%

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.82%

    158,492     6.50%, 10/15/13, Pool # 446759...        166,169
    124,269     6.75%, 07/20/22, Pool # 008022 (A)       128,874
    111,444     7.50%, 10/15/27, Pool # 455324...        118,131
    187,346     6.00%, 03/15/29, Pool # 464632...        188,283
    473,546     7.00%, 09/15/29, Pool # 510394...        492,932
     91,803     7.50%, 09/15/29, Pool # 508805...         96,996
     91,984     8.50%, 04/15/30, Pool # 521815...         98,595
                                                   -------------
                                                       1,289,980
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.44%

    225,268     7.00%, 06/01/16, Pool # G11171...        236,883
    250,000     6.00%, 04/15/22, Series 2118,
                Class QC ........................        257,603
     55,790     6.50%, 10/15/23, Series 1990,
                Class E .........................         56,865
     99,715     6.00%, 04/01/32, Pool # C65851...         99,653
                                                   -------------
                                                         651,004
                                                   -------------

 PAR VALUE                                             VALUE
-----------                                           -------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.67%

 $  131,960     7.00%, 03/01/15, Pool # 535200...  $     138,888
     87,530     8.00%, 04/01/30, Pool # 536553...         92,973
    266,517     6.50%, 08/01/31, Pool # 600564...        272,181
                                                   -------------
                                                         504,042
                                                   -------------

                STRUCTURED MORTGAGE PRODUCT - 0.78%

    143,038     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................        146,864
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES       2,591,890
                                                   -------------
                (Cost $2,480,904)

FOREIGN BONDS (C) - 8.63%

    200,000     European Investment Bank
                4.63%, 03/01/07..................        201,238
    100,000     Government of Canada
                6.75%, 08/28/06..................        110,150
     75,000     Hydro-Quebec, Series HH, Yankee
                8.50%, 12/01/29..................         94,993
    125,000     Inter-American Development Bank
                Yankee, Debenture
                8.88%, 06/01/09..................        153,966
    100,000     International Bank for
                Reconstruction & Development
                6.63%, 08/21/06..................        109,091
    140,000     Province of Alberta
                4.88%, 10/29/03..................        143,858
    150,000     Province of British Columbia
                5.38%, 10/29/08..................        155,472
    100,000     Province of Manitoba
                4.25%, 11/20/06..................         99,996
     50,000     Province of Manitoba, Series EF
                Yankee, Debenture
                5.50%, 10/01/08..................         52,112
    125,000     Province of Nova Scotia
                5.75%, 02/27/12..................        127,822
     40,000     Province of Ontario
                7.00%, 08/04/05..................         43,685
     90,000     Province of Quebec, Debenture
                7.50%, 09/15/29..................        103,439
    125,000     Province of Quebec
                Senior Unsubordinated Note
                5.75%, 02/15/09..................        130,505
    100,000     Province of Quebec, Series PJ,
                Debenture
                6.13%, 01/22/11..................        105,225
                                                   -------------
                TOTAL FOREIGN BONDS .............      1,631,552
                                                   -------------
                (Cost $1,568,344)

ASSET-BACKED SECURITIES - 6.68%

     90,000     BMW Vehicle Owner Trust
                Series 2002-A, Class A-3
                3.80%, 05/25/06..................         91,071


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

ASSET-BACKED SECURITIES (CONTINUED)

 $  125,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..................  $     129,392
    250,000     Chase Manhattan Auto Owner Trust
                Series 2001-B, Class A-4
                3.80%, 05/15/08..................        250,101
    250,000     Citibank Credit Card Issuance Trust
                Series 2002-A1, Class A-1
                4.95%, 02/09/09..................        254,245
    141,633     Harley-Davidson Motorcycle Trust
                Series 2001-2, Class A-1
                3.77%, 04/17/06..................        143,119
    185,000     Honda Auto Receivables Owner Trust
                Series 2002-2, Class A-3
                3.83%, 02/15/06..................        187,403
    200,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..................        206,916
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      1,262,247
                                                   -------------
                (Cost $1,241,276)

REPURCHASE AGREEMENT - 3.82%

    723,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.90%, Due 07/01/2002, dated 06/28/2002
                Repurchase Price $723,114
                (Collaterlized by U.S. Treasury
                Bonds & Notes, 5.00% - 7.25%
                Due 02/15/2003 - 05/15/2030;
                Total Par $669,123
                Market Value $737,460)...........        723,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        723,000
                                                   -------------
                (Cost $723,000)
TOTAL INVESTMENTS - 98.63%.......................     18,644,168
                                                   -------------
 (Cost $18,041,894)
NET OTHER ASSETS AND LIABILITIES - 1.37%.........        259,165
                                                   -------------
NET ASSETS - 100.00%.............................  $  18,903,333
                                                   =============

---------------------------------
(A) Floating rate note. Interest rate shown reflects rate in effect on June 30, 2002.
(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On June 30, 2002, these securities amounted to $286,980 or 1.52% of net assets.
(C)    U.S. Dollar Denominated
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

THE GALAXY VIP FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

                                                     COLUMBIA
                                                    REAL ESTATE
                                                       EQUITY     HIGH QUALITY
                                                      FUND II       BOND FUND
                                                    -----------   ------------
ASSETS:
   Investments (Note 2):
     Investments at cost ......................     $1,140,380    $17,318,894
     Repurchase agreement .....................             --        723,000
     Net unrealized appreciation (depreciation)
       of investments .........................        170,983        602,274
                                                    ----------    -----------
       Total investments at value .............      1,311,363     18,644,168
   Cash .......................................             74            231
   Receivable for investments sold ............             --             --
   Receivable for shares sold .................            191         31,061
   Interest and dividend receivable ...........          4,586        257,190
   Receivable from Investment Advisor (Note 4)           6,358             --
   Deferred organizational expense (Note 2) ...          1,482             --
                                                    ----------    -----------
     Total Assets .............................      1,324,054     18,932,650
                                                    ----------    -----------

LIABILITIES:
   Payable for investments purchased ..........         11,201             --
   Payable to custodian .......................             --             --
   Payable for shares repurchased .............            165          7,389
   Advisory fee payable (Notes 3 & 4) .........             --          6,988
   Payable to Administrator (Notes 3 & 4) .....          2,686          2,714
   Trustees' fees and expenses payable (Note 3)             27            662
   Accrued expenses and other payables ........          6,727         11,564
                                                    ----------    -----------
     Total Liabilities ........................         20,806         29,317
                                                    ----------    -----------
NET ASSETS ....................................     $1,303,248    $18,903,333
                                                    ==========    ===========

NET ASSETS CONSIST OF:
   Par value (Note 5) .........................     $      117    $     1,787
   Paid-in capital in excess of par value .....      1,090,659     18,578,159
   Undistributed (overdistributed)
     net investment income ....................          6,078         (1,075)
   Accumulated net realized gain (loss)
     on investments sold ......................         35,411       (277,812)
   Net unrealized appreciation (depreciation)
     of investments ...........................        170,983        602,274
                                                    ----------    -----------
TOTAL NET ASSETS ..............................     $1,303,248    $18,903,333
                                                    ==========    ===========

SHARES OF BENEFICIAL INTEREST OUTSTANDING .....        116,693      1,787,240

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets / Shares Outstanding) ..........     $    11.17    $     10.58
                                                    ==========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE GALAXY VIP FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                   COLUMBIA
                                                  REAL ESTATE
                                                     EQUITY     HIGH QUALITY
                                                    FUND II       BOND FUND
                                                  -----------  -------------
INVESTMENT INCOME:
   Interest (Note 2) ...........................    $     65      $543,375
   Dividends (Note 2) ..........................      28,136            --
   Less: foreign taxes withheld (Note 2) .......         (42)           --
                                                    --------      --------
      Total investment income ..................      28,159       543,375
                                                    --------      --------

EXPENSES:
   Investment advisory fees (Note 3) ...........       4,449        52,594
   Administration fees (Note 3) ................         504         8,128
   Custody fees ................................       3,976         5,439
   Fund accounting fees (Note 3) ...............      13,210        20,770
   Professional fees ...........................       5,944        11,521
   Transfer agent fees (Note 3) ................       2,480         2,480
   Trustees' fees (Note 2) .....................           9           170
   Amortization of organization costs (Note 2) .       1,090            --
   Reports to shareholders .....................         354         4,222
   Miscellaneous ...............................         106         1,078
                                                    --------      --------
      Total expenses before
         reimbursement/waiver ..................      32,122       106,402
      Less: reimbursement/waiver (Note 4)  .....     (21,554)      (16,346)
                                                    --------      --------
      Total expenses net of
         reimbursement/waiver ..................      10,568        90,056
                                                    --------      --------
NET INVESTMENT INCOME (LOSS) ...................      17,591       453,319
                                                    --------      --------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments .....      49,239       (19,349)
   Net change in unrealized
      appreciation (depreciation) of investments      61,801       127,910
                                                    --------      --------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS .....................     111,040       108,561
                                                    --------      --------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ......................    $128,631      $561,880
                                                    ========      ========


                       SEE NOTES TO FINANCIAL STATEMENTS.

THE GALAXY VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                      COLUMBIA REAL ESTATE           HIGH QUALITY
                                                         EQUITY FUND II                BOND FUND
                                                    -----------------------    ------------------------
                                                     SIX MONTHS      YEAR      SIX MONTHS       YEAR
                                                     ENDED JUNE     ENDED      ENDED JUNE      ENDED
                                                      30, 2002     DECEMBER     30, 2002      DECEMBER
                                                     (UNAUDITED)   31, 2001    (UNAUDITED)    31, 2001
                                                     -----------  ----------   -----------   ----------
NET ASSETS AT BEGINNING OF PERIOD .................  $1,112,378   $1,092,203   $19,824,416   $23,107,642
                                                     ----------   ----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
 Net investment income ............................      17,591       41,175       453,319     1,113,159
 Net realized gain (loss) on investments sold .....      49,239       30,467       (19,349)      526,769
 Net change in unrealized appreciation (depreciation)
    of investments ................................      61,801      (20,267)      127,910      (125,689)
                                                     ----------   ----------   -----------   -----------
    Net increase in net assets
       resulting from operations ..................     128,631       51,375       561,880     1,514,239
                                                     ----------   ----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ............................     (11,490)     (32,117)     (478,741)   (1,161,203)
                                                     ----------   ----------   -----------   -----------
    Total Distributions ...........................     (11,490)     (32,117)     (478,741)   (1,161,203)
                                                     ----------   ----------   -----------   -----------

SHARE TRANSACTIONS:
 Net proceeds from sale of shares .................     173,601      172,111     1,385,341     3,793,477
 Issued to shareholders in reinvestment
    of dividends ..................................      11,490       32,117       478,741     1,161,237
 Cost of shares repurchased .......................    (111,362)    (203,311)   (2,868,304)   (8,590,976)
                                                     ----------   ----------   -----------   -----------
    Net increase (decrease) from share transactions      73,729          917    (1,004,222)   (3,636,262)
                                                     ----------   ----------   -----------   -----------
    Net increase (decrease) in net assets .........     190,870       20,175      (921,083)   (3,283,226)
                                                     ----------   ----------   -----------   -----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ....  $1,303,248   $1,112,378   $18,903,333   $19,824,416
                                                     ==========   ==========   ===========   ===========

(A) Undistributed (overdistributed)
    net investment income .........................  $    6,078   $      (23)  $    (1,075)  $    24,347
                                                     ==========   ==========   ===========   ===========

OTHER INFORMATION:
SHARE TRANSACTIONS:
 Sold .............................................      15,898       17,741       138,768       371,121
 Issued to shareholders in reinvestment of dividends      1,055        3,331        38,588       100,430
 Repurchased ......................................     (10,236)     (20,752)     (273,776)     (824,431)
                                                     ----------   ----------   -----------   -----------
    Net increase (decrease) in shares outstanding .       6,717          320       (96,420)     (352,880)
                                                     ==========   ==========   ===========   ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

COLUMBIA REAL ESTATE EQUITY FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS ENDED                                    PERIOD ENDED
                                                       JUNE 30, 2002       YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                                                       -------------------------------
                                                        (UNAUDITED)     2001        2000        1999       1998(1)
                                                          -------      -------     -------     -------     -------
Net Asset Value, Beginning of Period.................     $ 10.11      $  9.96     $  8.08     $  8.78     $ 10.00
                                                          -------      -------     -------     -------     -------
Income from Investment Operations:
   Net investment income (A).........................        0.15         0.38        0.41        0.38        0.28
   Net realized and unrealized
      gain (loss) on investments ....................        1.01         0.07        1.86       (0.74)      (1.24)
                                                          -------      -------     -------     -------     -------
      Total from Investment Operations...............        1.16         0.45        2.27       (0.36)      (0.96)
                                                          -------      -------     -------     -------     -------

Less Distributions:
   Distributions from net investment income..........       (0.10)       (0.30)      (0.38)      (0.34)      (0.26)
   Distributions in excess from net investment income          --           --       (0.01)         --          --
                                                          -------      -------     -------     -------     -------
      Total Distributions............................       (0.10)       (0.30)      (0.39)      (0.34)      (0.26)
                                                          -------      -------     -------     -------     -------
Net increase (decrease) in net asset value...........        1.06         0.15        1.88       (0.70)      (1.22)
                                                          -------      -------     -------     -------     -------
Net Asset Value, End of Period.......................     $ 11.17      $ 10.11    $   9.96     $  8.08     $  8.78
                                                          =======      =======    ========     =======     =======

Total Return ........................................       11.52%**      4.68%      28.57%      (4.13)%     (9.57)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s).....................     $ 1,303      $ 1,112    $  1,092     $   983     $   784
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver...........................        2.96%*       3.81%       4.39%       4.84%       4.62%*
   Operating expenses including
      reimbursement/waiver...........................        1.78%*       1.70%       1.70%       1.70%       1.70%*
   Operating expenses excluding
      reimbursement/waiver...........................        5.41%*       5.99%       5.76%       5.91%      10.49%*
Portfolio Turnover Rate..............................          29%**        54%         41%         33%          3%**

---------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2002 (unaudited), the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.03), $(0.05), $0.03, $0.05 and $(0.26), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        SIX MONTHS ENDED
                                          JUNE 30, 2002                              YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------
                                           (UNAUDITED)      2001        2000        1999        1998        1997
                                             -------       -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period         $ 10.52       $ 10.33     $  9.71     $ 10.70     $ 10.31     $  9.99
                                             -------       -------     -------     -------     -------     -------
Income from Investment Operations:
   Net investment income (A)(B).....            0.25          0.54        0.59        0.58        0.58        0.58
   Net realized and unrealized
      gain (loss) on investments (B)            0.07          0.22        0.62       (0.98)       0.39        0.32
                                             -------       -------     -------     -------     -------     -------
      Total from Investment Operations          0.32          0.76        1.21       (0.40)       0.97        0.90
                                             -------       -------     -------     -------     -------     -------

Less Distributions:
   Distributions from net
      investment income.............           (0.26)        (0.57)      (0.59)      (0.58)      (0.58)      (0.58)
   Distributions from net
      realized capital gains........              --            --          --       (0.01)         --          --
                                             -------       -------     -------     -------     -------     -------
      Total Distributions...........           (0.26)        (0.57)      (0.59)      (0.59)      (0.58)      (0.58)
                                             -------       -------     -------     -------     -------     -------
Net increase (decrease) in net asset value      0.06          0.19        0.62       (0.99)       0.39        0.32
                                             -------       -------     -------     -------     -------     -------
Net Asset Value, End of Period......         $ 10.58       $ 10.52     $ 10.33     $  9.71     $ 10.70     $ 10.31
                                             =======       =======     =======     =======     =======     =======

Total Return .......................            3.09%**       7.47%      12.88%      (3.78)%      9.70%       9.36%

Ratios/Supplemental Data:
Net Assets, End of Period (000s)....         $18,903       $19,824     $23,108     $22,753     $23,289     $14,457
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver (B)......            4.74%*        5.20%       5.96%       5.69%       5.55%       5.82%
   Operating expenses including
      reimbursement/waiver..........            0.94%*        0.86%       0.71%       0.64%       0.54%       0.77%
   Operating expenses excluding
      reimbursement/waiver..........            1.11%*        1.07%       0.99%       1.03%       1.10%       1.44%
Portfolio Turnover Rate.............              30%**        130%         83%        197%        194%        160%

---------------------------
*      Annualized
**     Not Annualized
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2002 (unaudited) and the years ended December 31, 2001, 2000, 1999, 1998 and 1997 was $0.24, $0.55, $0.55, $0.54, $0.52 and $0.51,
       respectively.
(B) The Trust has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $(0.03), $0.03, and (0.18)%, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.  ORGANIZATION

   The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, for the purpose of providing a vehicle for the investment of assets of various insurance company separate accounts established to fund variable annuity contracts and variable life insurance policies. The accompanying financial statements and financial highlights are those of the Columbia Real Estate Equity Fund II and High Quality Bond Fund (individually, a "Fund"and collectively, the "Funds"), two of the eight managed investment portfolios offered by the Trust as of the date of this report.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with accounting principles generally accepted in the United States consistently followed by the Trust in the preparation of its financial statements.

   PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sale price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Investments in other investment companies are valued at net asset value.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly with respect to the High Quality Bond Fund and declared and paid quarterly with respect to the Columbia Real Estate Equity Fund II. Net realized capital gains, if any, are distributed at least annually.

   Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

   REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian or a sub-custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

   FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

   EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

   ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER RELATED PARTY TRANSACTIONS

   The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. ("FIA") and Columbia Management Co. ("Columbia Management"). FIA and Columbia Management (the "Investment Advisors") are indirect wholly-owned subsidiaries of FleetBoston Financial Corporation. Under the terms of its agreement with the Trust, FIA provides services for a fee, computed daily and paid monthly, at the annual rate of 0.55% of the average daily net assets for the High Quality Bond Fund. The Trust has been advised by FIA that, effective August 1, 2001, it intends to waive advisory fees payable by the High Quality Bond Fund for which it serves as Investment Advisor so that advisory fees payable by such Fund would be 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion. Under the terms of its agreement with the Trust, Columbia Management provides services for a fee, computed daily and paid monthly, at an annual rate of 0.75% of the average daily net assets for the Columbia Real Estate Equity Fund II (see Note 4).

   The Trust and PFPC Inc., a member of PNC Financial Services Group, are parties to an administration agreement under which PFPC Inc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), plus 0.078% of the next $1.5 billion of the combined average daily net assets, plus 0.073% of the combined average daily net assets in excess of $2.5 billion. The minimum aggregate annual fee payable for administration is $100,000. In addition, PFPC Inc. provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The J.P. Morgan Chase Bank, for its services.

   PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Inc., and an indirect wholly-owned subsidiary of PNC Financial Services Group, acts as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, the Distributor acquired all of the outstanding shares of PDI, and PDI was subsequently merged into the Distributor.

   Certain officers of the Trust are officers of PFPC Inc. Such officers receive no compensation from the Trust for serving in their respective roles. Each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets.

   Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

   Expenses for the six months ended June 30, 2002 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

   The Investment Advisors and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds. The Investment Advisors and Administrator may, at their discretion, revise or discontinue the voluntary fee waivers at any time. For the six months ended June 30, 2002, the Administrator voluntarily waived fund accounting and custody fees of $14,887 for the High Quality Bond Fund.

   The Investment Advisors may, from time to time, agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the six months ended June 30, 2002, the

   Investment Advisors agreed to reimburse the Columbia Real Estate Equity Fund II and the High Quality Bond Fund in the amounts of $21,554 and $1,459, respectively.

5. SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into ten classes of shares. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

6. PURCHASES AND SALES OF SECURITIES

   The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2002 were as follows:
                                    PURCHASES                  SALES
--------------------------------------------------------------------------------
  FUND                           OTHER    GOVERNMENT     OTHER     GOVERNMENT
--------------------------------------------------------------------------------

Columbia Real Estate
  Equity Fund II                 410,912          --      332,708          --
High Quality Bond Fund         3,645,434   2,059,550    2,340,872   4,227,241

    The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at June 30, 2002 for each Fund is as follows:

  FUND                     APPRECIATION  (DEPRECIATION)      NET         COST
--------------------------------------------------------------------------------

Columbia Real Estate
  Equity Fund II                172,161        (1,178)      170,983    1,140,380
High Quality Bond Fund          645,289       (43,015)      602,274   18,041,894


7. LINE OF CREDIT

   Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the Funds and the other participating funds at the end of each calendar quarter.

8. CAPITAL LOSS CARRYFORWARDS

   At December 31, 2001, the High Quality Bond Fund had a capital loss carryforward in the amount of $214,055 which expires in 2008.

9. SUBSEQUENT EVENT - CHANGES IN CERTAIN SERVICE PROVIDERS

   Effective July 1, 2002, FIA also serves as the Trust's administrator. Pursuant to its administration agreement with the Trust, FIA (i) is responsible for providing substantially the same types of administrative services (other than certain pricing and bookkeeping services) as those that were required to be provided by PFPC, the Trust's former administrator, and (ii) is entitled to receive the same fees for providing such services as those that PFPC was entitled to receive. Effective July 1, 2002, PFPC serves as sub-administrator to the Trust pursuant to an agreement with FIA.

   Effective July 1, 2002, Colonial Management Associates, Inc. ("CMA"), an affiliate of FIA and Columbia Management, provides the Trust with certain pricing and bookkeeping services. Pursuant to its pricing and bookkeeping agreement with the Trust, CMA (i) is responsible for providing substantially the same types of pricing and bookkeeping services as those that were required to be provided by PFPC pursuant to its administration agreement with the Trust, and
(ii) is entitled to receive the same fees for providing such pricing and bookkeeping services as those that PFPC was entitled to receive. PFPC has agreed to continue to provide certain of these pricing and bookkeeping services pursuant to an agreement with CMA.

   Effective July 22, 2002, Liberty Funds Services, Inc. ("LFS"), an affiliate of FIA and Columbia Management, serves as the Trust's transfer agent and dividend disbursing agent. Pursuant to its shareholders' servicing and transfer agent agreement with the Trust, LFS (i) is responsible for providing substantially the same types of services as those that were previously provided by PFPC, the Trust's former transfer agent and dividend disbursing agent, and (ii) is entitled to receive the same fees as those that PFPC was entitled to receive.

   Effective July 1, 2002, Liberty Funds Distributor, Inc. ("LFDI"), an affiliate of FIA and Columbia Management, serves as the Trust's distributor.

10. SUBSEQUENT EVENT - CHANGES IN NAME OF GALAXY VIP HIGH QUALITY BOND FUND

   Effective July 31, 2002, the name of the Galaxy VIP High Quality Bond Fund has been changed to "Galaxy VIP Quality Plus Bond Fund."

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


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

[LOGO OMITTED - GALAXY FUNDS]

4400 Computer Drive
P.O. Box 5108
Westborough, MA  01581-5108


-----------------
PRESORTED
STANDARD
POSTAGE PAID
PERMIT NO. 105
NORTH READING, MA
-----------------



(6/02) Date of first use September 1, 2002                             VIP-2SAR